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(NASDAQ: HGRD) www.healthgrades.com August 2007
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Safe Harbor Statement

This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on 10-K, for a discussion of these and other risk factors.

All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®

é Copyright 2007, Health Grades, Inc. All Rights Reserved.
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Health Grades, Inc.
HealthGrades is the leading healthcare ratings organization, providing ratings and profiles of hospitals, nursing homes and physicians. Millions of consumers and many of the nation’s largest employers, health plans and hospitals rely on HealthGrades’ independent ratings and decision support resources to make healthcare decisions based on the quality of care.
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Core Principles
1. Empowerment
2. Transparency
3. Accountability
é Copyright 2007, Health Grades, Inc. All Rights Reserved. [Graphic Appears Here] Investment Highlights

· Meeting a major market need
– Growing demand for healthcare quality and cost data to make informed healthcare spending decisions
· Recurring-revenue business model
–Significant operating leverage
–Increasing operating cash flows
–High returns on invested capital
· Solid revenue growth – 34% YoY 2005 to 2006
· Listing transferred from NASDAQ Capital Market® to NASDAQ Global Select Market SM effective May 9, 2007
· Multiple growth opportunities

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HealthGrades and its Methodology
• HealthGrades is much more than a ratings company
· HealthGrades has nearly 500,000 discrete ratings (5,000 hospitals x 30 procedures/diagnoses x 3 discrete end points)
Currently less than 10% penetrated with respect to the market potential for its entire marketing programs and less than 1% in its quality improvement programs
· Every hospital is rated every year in an independent, blinded fashion — Hospitals do not pay to be rated
· HealthGrades uses multivariate logistic regression
- The comparative hospital outcomes are risk adjusted
· HealthGrades’ methodology is not a “black box” and is open to any reviewer
· Copyright 2007, Health Grades, Inc. All Rights Reserved.

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HealthGrades’ Databases
• Hospital
– Risk-adjusted rating based upon clinical outcomes on over 5,000 hospitals
–Ratings for patient safety and safe practices –Episode-of-care cost
· Physician
– Quality profile – 12 data elements (Board certification, sanction information, malpractice information, name, address, and phone number, etc.)
– Primary source verified 450k out of 650k private practice physicians
• Nursing Home
– Ratings on the performance of nursing homes nationwide that are Medicare or Medicaid certified
• Home Health
– Ratings on the performance of home health agencies nationwide

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Business Case for Quality
• Healthcare costs are clearly outpacing the rate of inflation and wage growth by a factor of more than 10 to 1
· Public and Private sectors push toward price and quality transparency — new Federal Court ruling requiring HHS to allow disclosure of specific data about doctors from the Medicare claims database
· On average, doctors provide appropriate healthcare only about half the time *
· 69% lower chance of dying in a 5-star rated hospital compared to a 1-star rated hospital; 45% lower chance of dying in a 5-star rated hospital compared to a 3-star rated hospital
Source:
* USA Today, Rand Study article — 50/50 chance of proper healthcare, 6/26/2003

HealthGrades' Products and Services

HealthGrades Business Areas	Target Market	2007 YTD-6mos Revenues	2006 Annual Revenues	2005 Annual Revenues	Products	Description	Key Drivers
Provider Services	Hospitals	76%	72%	72%	Strategic Quality Initiative Strategic Quality Partnership Program HealthGrades Quality Solutions	SQI/SQP – We license the HealthGrades name and our "report card" ratings to hospitals. The license may be in a single area or multiple areas. QAI- Principally designed to help hospitals measure and improve the quality of their care in particular areas where they have lower ratings.	Hospitals need to distinguish themselves and capture market share. Push toward transparency
Internet Business Group	Consumers, Hospital Systems, etc.	19%	18%	15%	Healthcare Quality Reports Internet Patient Acquisition™	Healthcare Quality Reports - We offer comprehensive quality information to professionals and consumers that provides current and historical quality information on hospitals, physicians and nursing homes. Gives the Physicians and Hospitals the capability to market themselves by providing consumers free access to their HealthGrades profiles. Physicians and Hospitals can also add additional information to their profiles.	Consumerism in healthcare Hospitals need to utilize internet to acquire patients.
Strategic Health Solutions	Employers, Benefit Consultants, Health Plans	5%	10%	13%	Health Management Suite	License access to, and customize our database for employers, benefits consulting firms, payers and others.	Unsustainable healthcare cost increases for employers.

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®

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· Copyright 2007, Health Grades, Inc. All Rights Reserved.
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Provider Services Group
•Hospital marketing products (Since 1998) •Quality improvement products (Since 2002) é Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Opportunity
· Third-party validation of quality versus general image ads
– Market has moved from “trust me” to “show me”
· 79% of consumers probably will or definitely will take into account a hospital’s success rates as measured by an independent source (J.D. Power and Associates, 2004)
· Clear ROI for hospitals
· Market size
Marketing: 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000
Quality Improvement: 5,000 hospitals x 60% x 5 service lines x $100,000 = $1,500,000,000
• Management believes it is currently less than 10% penetrated with respect to the market potential for its marketing programs and less than 1% in its quality improvement programs

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
Provider Services: Hospital Ratings
• Risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals
– Institutional Awards
• Clinical Excellence – Recognizes exceptional quality outcomes over a broad range of specialties/procedures
· Patient Safety – Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital
– Specialty Excellence Awards
• Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics, Women’s Health, Gastrointestinal, Critical Care, and General Surgery
– Ratings for 32 procedures/diagnoses available on our website
· Utilizing our proprietary ratings methodology
– Others (Leapfrog, Safe Practices, Patient Safety, 70+ ratings utilizing, ARR-ORG, 55 episode of care cost
• Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Business Group • Quality reports to consumers (Since 2003) •Internet Patient Acquisition™ (Since 2006) •Advertising (Testing beginning Q2-07) é Copyright 2007, Health Grades, Inc. All Rights Reserved. [Graphic Appears Here]

Healthcare Consumers Online

- 85% of internet users searching for healthcare information
- 86% of online healthcare consumers search for quality information[1]
- 29% of all Internet users said they utilized the Web to find information on doctors and hospitals[2]
- 10 million adults look online for health information on a typical day[2]
- Category leaders have emerged[3]:
  - Healthcare: HealthGrades, WebMD

Sources: 1 Commonwealth Fund, 2006
2 Pew Internet and American Life Project, 2006
3 Statistic provided by Nielson/NetRatings November 2005

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© Copyright 2007, Health Grades, Inc. All Rights Reserved

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HealthGrades’ Website — Total Unique Users
35,000,000 30,986,424
35,000,000
26,132,440
30,000,000
25,000,000
20,000,000
12,324,030
15,000,000
10,000,000 4,310,013 5,000,000
2003 2004 2005 2006 2007 (Projected)

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
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How Consumers Use HealthGrades to Search for Physicians Online
• 60% are researching a physician from a finite list of choices – example: patient has 4-5 names that they want to compare side-by-side – example: insurance allows patient to use 8 cardiologists
· 25% are validating a choice of a physician
– example: patient is researching their primary care physician
· 15% are searching for a new physician with no specific physician(s) in mind – example: new resident to city searching for an OB/GYN
• Copyright 2007, Health Grades, Inc. All Rights Reserved.

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Internet Patient Acquisition — How It Works
Patient Researches
2.9 Million
Doctor on
Searches/Day
HealthGrades
3 Million
Prospective Unique Patient Visitors/Month Patient Hospital Benefits: Appointment
ØMore Patients With with Doctor Attractive Demographics ØMore Revenue ØImproved Physician Relations Physician ØEnhanced Internet Business Development Refers Strategy Patient to Ø the Hospital
Proven ROI
Sets

HealthGrades' Physician Reports - Free vs. Buy

Standard Results ($17.95)



Physician Quali
Wayne Evan Lipson, MD
Locations/Phone Numbers*

Profile Includes:

12 Quality-Indicative Data Elements

- Board certification
- Training
- Practice location
- Malpractice data (16 states)
- Hospital affiliation
- And more...

IPAC Affiliated Physician Profile (free)



HealthGrades
Make an Appointment

Profile Includes:

90 Data Elements

- Experience/Training
- Practice philosophy
- Performance
- Practice location and information
- Affiliated physicians in the group
- Health plans accepted
- *And more ...*

HealthGrades' affiliated physicians are averaging 5 appointment interests per month

*Primary source verification of over 450,000 of the 600,000 practicing physicians

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades

Estimated Acquisition Costs Comparisons
Cost per Consumer/Patient
Direct Mail* Internet* $183 $90 Print Ad* HG-IPAC $100 $11.37
$5 (fully loaded) per piece cost x 2.7% response rate
Source: Direct Marketing Association
3 Home Repair contracts x $30 each per qualified lead
Source: IAC/Service Magic Corporation
Example: Circulation ~ 700,000 response rate — 35 qualified leads x $3,500 daily ad run
Source: Denver News Agency
Case Study: 11,348 Doctors. 15 appointment calls per doctor. $165 (doctor fee)/15=$11.37
Source: HealthGrades IPAC program

* For Goals/Services above $250
é Copyright 2007, Health Grades, Inc. All Rights Reserved. HealthGrades’ Internet Patient Acquisition Results HealthGrades Consumer Conversion Data:
· Physician report selection increases by 48 times when the report is free to consumers
· The average physician experiences 5 appointment interests per month when affiliated with HealthGrades’ Internet Patient Acquisition Program
HealthGrades Consumer Survey (1,008 consumers):
· Approximately 45% of consumers call to schedule an appointment with affiliated physicians
· 38% of HealthGrades’ Internet Patient Acquisition users reported that they were conducting research prior to surgery

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
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HealthGrades’ Advertising
· Very new program
· Beginning to build out advertising platform
– Selected ad-serving engine
– Creating media kit
– Evaluating advertising networks
– Optimizing healthgrades website for advertising
• Although the market opportunity is large, there is no uncertainty as to the amount of contribution to revenue in 2007 or beyond
· Currently we are advertising on the majority of our physician pages utilizing Google Ad Sense

SAMPLE
Local Physician Directory Landing Page (from Google)
• Specific Specialty and City • Advertising or Sponsorships
• 22 • Copyright 2007, Health Grades, Inc. All Rights Reserved.
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Strategic Health Solutions
•Health Management Suite (Since 2004) •Market Analytics Program (Created 2007) •Healthcare Credit Solutions (Expected to launch Q3-07) é Copyright 2007, Health Grades, Inc. All Rights Reserved.
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HealthGrades’ Health Management Suite
HealthGrades’ Health Management Suite was awarded 1s t Place for “Best Initiative for Quality Transparency” at the Emergent Group’s 2007 Consumer Directed Healthcare Conference

• Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Analytics Program Offerings
Pharma
• Target: Sales VP & Brand Managers • Purpose: Improved sales efficiency and account management capabilities • Data Elements: Hospital ratings, awards, procedure volume, drug ratings and awards, and robust physician data set • Deliverable: Cardiac Quality, Orthopedic Quality, Infection Control Report, drug ratings reports
Financial Services
• Target: Bond rating agency analysts, investment bank equity analysts, bond insurer and liability insurer underwriters • Purpose: Risk Mitigation • Data Elements: Hospital ratings and various hospital demographic data elements • Deliverable: Hospital Quality Report and Hospital Demographics/Financial Report
Med Device & Equipment
• Target: Sales VP & Brand Managers • Purpose: Improved sales efficiency and account management capabilities • Data Elements: Hospital ratings, awards, procedure volume, device ratings and awards, robust physician data and ASC data set • Deliverable: Cardiac Quality, Orthopedic Quality and Infection Control Report
• Hospitals • Target: Hospital CFO • Purpose: Provide hospital with a rich data set of consumer search
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• metrics providing “reverse transparency” Data Elements – All tools powered by custom data sets from www.healthgrades.com • Deliverable: Solution to be web-based and powered by HealthGrades.com

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
Healthcare Credit Solutions
(Example Only)

Market Positioning

Ratings and Other Quality Data									
	Hospital	Physician	Nursing Home	Home Health	Hospital Patient Safety	Price Info.	Consumer Site Traffic	Relevant Google References	Consumer Reach (Offline)
HEALTHGRADES	1 ✓	3 ✓	1 ✓	1 ✓	1 ✓	✓	Since 1999, currently serving nearly 3.0 million consumers a month	5.42 million	More than 12 million daily
WebMD QUALITY SERVICES (formerly HST and Subimo®)	2 ✓	4 limited				✓	since 2001, no usage numbers	17000	limited

HealthGrades – Consumers with immediate need ready to make purchase decision
WebMD – Principally generalized healthcare searches

1 – Objective quality ratings
2 – Consumer preference rankings
3 – Robust quality indicative information
4 – Profile (name, address, phone number) information only

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
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Appendix A
• FINANCIAL INFORMATION
• 28 • Copyright 2007, Health Grades, Inc. All Rights Reserved.

Y-T-D Comparative Income Statements (Unaudited)
Three Months Ended Six Months Ended June 30, June 30, 2007 2006 2007 2006 —
Revenue:
Ratings and advisory revenue $ 8,033,2 01 $6,662,090 $15,914,060 $12,764,347
Other 3,410,651 5,000 3,413,101 5,120
Total revenue 11,443,852 6,667,090 19,327,161 12,769,467
Expenses:
Cost of ratings and advisory revenue 1,283,689 1,078,381 2,641,758 2,228,527
Gross margin 10,160,163 5,588,709 16,685,40 3 10,540,940
Operating expenses:
Sales and marketing 2,209,384 1,788,568 4,242,165 3,583,074
Product development 1,347,447 834,518 2,578,353 1,664,404
General and administrative 942,324 1,449,246 3,322,630 3,167,819
Income from operations 5,661,008 1,516,377 6,542,25 5 2,125,643
Other:
Gain on sale of assets and other — — — 450
Interest income 479,507 167,735 709,465 305,162
Interest expense (1,125) (92) (1,235) (205)
Minority interest 78,413 — 132,003 —
Income before income taxes 6,217,803 1,684,020 7,382,488 2,431,050
Income taxes 2,384,017 704,734 2,887,368 1,053,640
Net income $ 3,833,786 $979,286 $ 4,495,120 $1,377,410
Net income per common share (basic) $ 0.13 $0.03 $ 0.16 $0.05
Weighted average number of common shares used in computation (basic) 28,729,766 28,408,361 28,648,630 28,320,387
Net income per common share (diluted) $ 0.11 $0.03 $ 0.13 $0.04
Weighted average number of common shares used in computation (diluted) 33,926,878 33,987,459 33,874,212 34,127,046

· Copyright 2007, Health Grades, Inc. All Rights Reserved.
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Comparative Balance Sheets (Unaudited)
JUNE 30, DECEMBER 31, 2007 2006
(Unaudited) (Audited) ASSETS Cash and cash equivalents $28,334,490 $16,024,373
Accounts receivable, net 2,395,076 8,895,709
Prepaid expenses and other 767,351 712,021
Total current assets 31,496,917 25,632,103
Property and equipment, net 1,973,042 1,765,961
Intangible assets, net 451,147 115,001
Goodwill 3,106,181 3,106,181
Deferred income taxes 491,861 400,339
Total assets $37,519,148 $31,019,585
LIABILITIE S AND STOCKHOLDERS’ EQUITY Accounts payable $ 184,788 $ 340,742
Accrued payroll, incentive compensation and related expenses 1,327,579 1,838,282
Accrued expenses 531,514 311,941
Current portion of capital lease obligations 1,433 1,391
Current portion of deferred rent 63,805 75,074
Deferred revenue 14,719,312 15,897,374
Deferred i ncome taxes 57,189 63,190
Income taxes payable 2,236,874 76,288
Total current liabilities 19,122,494 18,604,282
Long-term portion of capital lease obligations 3,137 3,863
Long-term portion of deferred rent 264,035 268,392
Total liabilities 19,389,666 18,876,537
Commitments and contingencies Minority interest 443,843 —
Stockholders’ equity:
Preferred stock, $0.001 par value, 2,000,000 shares authorized, no shares issued or outstanding — —
Common stock, $0.001 par value, 100,000,000 shares authorized, an d 50,291,353 and 48,775,357 shares issuedas of June 30, 2007 and December 31, 2006 50,291 48,775
Additional paid-in capital 95,885,929 94,604,033
Accumulated deficit (60,969,984) (65,465,104)
Treasury stock, 20,392,680 and 20,321,910 shares as of June 30, 2007 and December 31, 2006, respectively (17,280,597) (17,044,656)
Total stockholders’ equity 17,685,639 12,143,048
Total liabilities and stockholders’ equity $37,519,148 $31,019,585
· Copyright 2007, Health Grades, Inc. All Rights Reserved.

Comparative Cash Flow Sheets (Unaudited)
SIX MONTHS ENDED JUNE 30, 2007 2006
OPERATING ACTIVITIES Net income $ 4,495,120 $1,377,410
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 503,757 288,408
Non -cash equity compensation expense 473,068 314,372
Tax benefit from stock option exercise (672,568) (602,133)
Deferred income taxes (97,523) 425,369
Minority interest (132,003) —
Change in operating assets and liabilities:
Accounts receivable 6,500,633 2,637,262
Prepaid expenses and other assets (55,330) (163,138)
Accounts payable (155,954) (198,852)
Accrued payroll, incentive compensation and related expenses (510,703) (464,467)
Accrued expenses 219,573 171,842
Income taxes payable 2,842,085 615,924
Deferred revenue (1,178,062) (734,381)
Deferred rent (15,626) (32,096)
Net cash provided by operating activities 12,216,467 3,635,520
INVESTING ACTIVITIES Purchase of property and equipment (652,984) (688,165)
Purchases of held-to-maturity investments — (9,646,398)
Proceeds from sale of property and equipment 10,000 —
Proceeds from maturity of held -to-maturity investments — 2,600,000
Net (cash used ) in investing activities (642,984) (7,734,563)
FINANCING ACTIVITIES Payments under capital lease obligations (684) (645)
Excess tax benefits from stock-based payment arrangements 672,568 602,133
Exercise of common st ock options 300,691 169,701
Purchase of treasury stock (235,941) (79,341)
Net cash provided by financing activities 736,634 691,848
Net increase (decrease) in cash and cash equivalents 12,310,117 (3,407,195)
Cash and cash equivalents at beginning of period 16,024,373 9,682,106
Cash and cash equivalents at end of period $ 28,334,490 $6,274,911

• Copyright 2007, Health Grades, Inc. All Rights Reserved.
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